MERRILL LYNCH
EMERGING TIGERS
FUND, INC.








FUND LOGO








Semi-Annual Report

May 31, 1997




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term invest-ment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




















Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING TIGERS FUND, INC.


Asset Allocation
As a Percentage* of
Net Assets as of
May 31, 1997


Map depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of May 31, 1997

INDIA                 3.6%
INDONESIA            12.3%
MALAYSIA             31.1%
THAILAND              3.4%
SINGAPORE            15.4%
CHINA                12.8%
INDOCHINA             0.8%
PHILIPPINES          13.8%

[FN]
*Total may not equal 100%.



DEAR SHAREHOLDER


For the three-month period ended May 31, 1997, Merrill Lynch Emerging Tigers Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -9.19%, -9.47%, -9.42% and -9.26%, respectively, compared to a -12.82% total return for the unmanaged Southeast Asia Emerging Markets Index. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual and aggregate total returns, can be found on pages 4 and 5 of this report to shareholders.)

Overshadowing the performances of the Asian tiger stock markets during the May quarter were the ongoing problems in Thailand. The Thai economy continues to weaken, but the government must keep interest rates high to support the baht peg. These factors, exacerbated by an oversupply of residential as well as commercial real estate, have led to a collapse in the Thai real estate market which, in turn, caused problems for the banks. As a result, the stock market performed poorly. Investor concerns regarding Thailand's prospects spilled over into other emerging tiger stock markets. However, in our view, investors are incorrectly perceiving that most emerging tiger economies are experiencing difficulties to the same extent as Thailand.

Portfolio Matters
In Malaysia, the stock market corrected sharply because the government announced measures aimed at cooling down overheating property and stock markets. Bank lending has become slightly more restrictive, and banks are expected to be more circumspect in making loans for property or stock investment. Although we do expect that the Malaysian economy will experience a significant cyclical downturn over the next six months, we believe that any recession may be a mild one. Therefore, in our view, investors have overreacted to developments in Malaysia. Nevertheless, with restrictions on liquidity, the Malaysian stock market is likely to remain weak in the months ahead. Our strategy in this environment is to remain underweighted in Malaysia relative to the unmanaged Southeast Asia Emerging Markets Index, with holdings focused on defensive issues, such as newspaper publishing companies, utilities and conglomerates.

The Singapore stock market has been virtually flat as investors await a convincing pick-up in business activity. Economic data have been mixed, and provide no evidence of a clear growth trend for industrial production and exports. However, the Singapore dollar has been weakening relative to the US dollar, which should improve export activity over the longer term. Although we continue to view Singapore as having one of the best-managed economies in Southeast Asia, once a recovery takes hold, we do not expect the country's gross domestic product (GDP) to grow as strongly as other emerging tiger economies. We are underweighted in Singapore, and continue to favor investments in banks and premier property developers.

There was a sharp correction in the Philippines stock market as investors became concerned about the prospects for the real estate market, a rising current account deficit, high growth of bank lending and a potential overheating of the economy. Furthermore, investors also perceived that the Philippines would experience the same economic woes as Thailand. In our view, the challenges facing the Philippines economy are different and far less serious. The Philippines is at an earlier stage of economic development than Thailand. The percentage of GDP made up by bank loans is much lower in the Philippines than in Thailand. While the Philippines is experiencing double-digit export growth, Thailand's exports are declining. The Philippines' GDP growth for the first quarter of 1997 was a stronger-than-expected 6.2%; at the same time, the rate of inflation has declined. Currently, corporate earnings growth for 1997 is estimated at 25%.

From a macroeconomic standpoint, the positive factors in the Philippines far outweigh near-term difficulties, in our view. Therefore, we remain positive regarding the country's long-term prospects, and are maintaining our overweighted position relative to the unmanaged Southeast Asia Emerging Markets Index. Our holdings continue to focus on consumer- and infrastructure-related holdings.

Political difficulties clouded the investment environment in Indonesia for much of the May quarter. Although the riots preceding the election at May month-end were disruptive, their occurrence was not out of the ordinary. Furthermore, as expected, the ruling Golkar party won an overwhelming victory in the elections. As a result, the political environment settled down and the stock market rallied convincingly following the elections. Economic fundamentals and corporate flows of funds remain positive in Indonesia. Interest rates may begin to trend lower as inflationary pressures seem to be subdued. In addition, corporate earnings growth is forecast at 28% in 1997, and stocks are relatively inexpensive based on historical valuations. We are maintaining the Fund's overweighted position in Indonesia, with investments focused on bank, finance and consumer companies.

One of the best-performing stock markets during the May quarter was The People's Republic of China. The Fund's exposure to China is through so-called "red chips;" that is, Chinese companies that are majority owned by the Chinese government or a Chinese government agency, and whose shares trade on the Hong Kong stock market. The Chinese economy continues to recover, and as credit conditions are loosened, investor liquidity is flowing into the stock market. During the May quarter, we added two new red chips to the Fund's portfolio: the conglomerates China Merchants Hai Hong Holdings and Beijing Enterprises Holdings Limited. Beijing Enterprises is the flagship company for the city of Beijing, and we purchased its shares on an initial public offering.

The Fund has a neutral weighting in India. Although liquidity and interest rates are likely to continue to improve, we expect earnings growth for large, well-established corporations to be lackluster. However, attractive investment opportunities are available in individual companies, such as Videsh Sanchar Nigam Ltd., whose shares we purchased during the May quarter. We expect this international telephone company to experience strong growth as business activity in India accelerates in the years ahead.

As we mentioned at the opening of this letter to shareholders, Thailand continues to experience serious problems. The baht has been under pressure over the past three months, and we do not believe that the currency's peg to the US dollar will last much longer. We remain underweighted in Thailand, and have hedged part of our currency exposure there. Our Thai investments are extremely defensive. For example, our largest holding in Thailand is PTT Exploration and Production Public Co., an oil and gas company whose revenues are denominated in US dollars and therefore insulated from the negative effects of currency devaluation. In our view, it is unlikely that the Thai economy will recover in 1997.

In Conclusion
We thank you for your investment in Merrill Lynch Emerging Tigers
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager



June 26, 1997



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate and Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                   5/31/97   2/28/97   5/31/96++    % Change++  % Change
Class A Shares++++                                 $15.11    $16.64     $15.72        -3.88%      -9.19%
Class B Shares                                      15.01     16.58      15.53        -3.35       -9.47
Class C Shares                                      15.00     16.56      15.53        -3.41       -9.42
Class D Shares                                      15.09     16.63      15.53        -2.83       -9.26
Class A Shares++++--Total Return                                                      -3.59(1)    -9.19
Class B Shares--Total Return                                                          -3.35       -9.47
Class C Shares--Total Return                                                          -3.41       -9.42
Class D Shares--Total Return                                                          -2.64(2)    -9.26

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  ++Investment results and net asset values shown for Class B, Class C and Class D Shares are since their inception on 6/10/96. ++++Performance results for per share net asset value of Class A
    Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 (1)Percent change includes reinvestment of $0.046 per share ordinary income dividends.
 (2)Percent change includes reinvestment of $0.030 per share ordinary income dividends.

Performance
Summary--
Class A Shares++
                            Net Asset Value            Capital Gains
Period Covered           Beginning     Ending           Distributed        Dividends Paid*      % Change**
3/4/94--12/31/94          $14.18      $14.02                --                   --              + 0.12%
1995                       14.02       14.09                --                 $0.148            + 0.58
1996                       14.09       15.79                --                  0.057            +12.40
1/1/97--5/31/97            15.79       15.11                --                   --              - 4.31
                                                                               ------
                                                                         Total $0.205

                                                           Cumulative total return as of 5/31/97: +8.31%**

++Performance results for per share net asset value of Class A
  Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Average Annual
Total Return++
                                                             % Return Without         % Return With
                                                                Sales Charge           Sales Charge**
Class A Shares*
Year Ended 3/31/97                                                +1.01%                  -4.29%
Inception (3/04/94) through 3/31/97                               +3.59                   +1.79

++Performance results for per share net asset value of Class A
  Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Aggregate
Total Return


                                         % Return      % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Inception (6/10/96) through 3/31/97      -0.32%         -4.31%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (6/10/96) through 3/31/97        -0.45%         -1.45%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (6/10/96) through 3/31/97        +0.20%         -5.06%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                              Shares Held/                                                                  Value    Percent of
COUNTRY      Industries        Face Amount             Long-Term Investments                Cost          (Note 1a)  Net Assets
China        Conglomerates          98,000  ++Beijing Enterprises Holdings
                                              Limited                                  $    159,657     $    571,709    0.3%
                                   944,000    China Merchants Hai Hong Holdings             970,837        1,717,914    1.1
                                 1,452,000    China Resources Enterprise Ltd.             1,769,640        5,097,367    3.2
                                 4,254,000    Guangdong Investments, Ltd. (a)             2,954,541        5,627,710    3.5
                                   716,000    Shanghai Industrial Holdings Ltd.           1,815,100        4,001,394    2.5
                                                                                       ------------     ------------  ------
                                                                                          7,669,775       17,016,094   10.6

             Infrastructure        789,000    New World Infrastructure Ltd.               2,044,350        2,459,260    1.5
                            US$    290,000    New World Infrastructure Ltd., 5%
                                              due 7/15/2001                                 356,220          358,150    0.2
                                                                                       ------------     ------------  ------
                                                                                          2,400,570        2,817,410    1.7

             Real Estate         1,284,400    China Overseas Land & Investment Ltd.         646,537          886,879    0.5
             Investment
                                              Total Long-Term Investments in China       10,716,882       20,720,383   12.8

India        Consumer Products     185,800    IFB Industries Ltd.                           220,350          140,324    0.1

             Financial Services     45,181    Housing Development Finance
                                              Corporation Ltd.                            2,812,530        4,002,152    2.5

             Telecommunications     81,000    Videsh Sanchar Nigam Ltd. (GDR)**           1,311,500        1,668,600    1.0

                                              Total Long-Term Investments in
                                              India                                       4,344,380        5,811,076    3.6

Indochina    Mutual Funds           75,000  ++Southeast Asia Frontier Fund                  397,500          150,000    0.1
                                   141,300  ++Vietnam Frontier Fund                       1,455,390        1,201,050    0.7

                                              Total Long-Term Investments in
                                              Indochina                                   1,852,890        1,351,050    0.8

Indonesia    Automobiles           544,500    P.T. Astra International                    1,725,285        2,083,032    1.3

             Banking             3,959,214    P.T. Bank International Indonesia           1,839,448        3,257,272    2.0
                                   351,932    P.T. Bank International Indonesia
                                              (Warrants) (b)                                 45,227          130,292    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,884,675        3,387,564    2.1

             Building &          3,087,000    P.T. Citra Marga Nusaphala                  2,104,158        3,079,381    1.9
             Construction

             Food                2,166,000    P.T. Davomas Abadi 'Foreign'                1,889,664        2,628,425    1.6

             Insurance           1,865,000    P.T. Lippo Life Insurance                   2,009,704        2,339,881    1.5

             Retail              3,303,000    P.T. Great River International              2,090,725        2,004,083    1.2

             Telecommunications     56,600    P.T. Telekomunikasi Indonesia
                                              (Persero) (ADR)*                            1,178,424        1,881,950    1.2

             Tobacco               600,500    P.T. Hanjaya Mandala Sampoerna              1,136,474        2,426,949    1.5

                                              Total Long-Term Investments in
                                              Indonesia                                  14,019,109       19,831,265   12.3

Malaysia     Automobiles           257,000    Edaran Otomobil Nasional BHD                2,496,003        2,240,387    1.4

             Banking               545,600    Arab-Malaysian Merchant Bank BHD            2,567,396        3,453,165    2.1
                                   750,600    Arab-Malaysian Merchant Bank BHD
                                              (Convertible Preferred)                       303,089          225,610    0.2
                            US$    750,600    Arab-Malaysian Merchant Bank BHD, 5%
                                              due 4/15/2002                                 303,089          379,752    0.2
                                 2,340,666    Public Bank BHD 'Foreign'                   3,805,917        3,670,975    2.3
                                                                                       ------------     ------------  ------
                                                                                          6,979,491        7,729,502    4.8

             Building &          1,766,000    I.J.M. Corp. BHD                            3,074,469        4,042,075    2.5
             Construction

             Conglomerates         538,000    Malaysian Plantations BHD                   1,299,479          728,127    0.5
                                 2,316,500    Renong BHD                                  3,385,244        3,319,561    2.0
                                                                                       ------------     ------------  ------
                                                                                          4,684,723        4,047,688    2.5

             Consumer Products     340,500    Amway (Malaysia) Holdings BHD               2,073,026        2,141,509    1.3

             Forest          US$ 2,610,000    Aokam Perdana BHD, 3.50% due
             Products                         6/13/2004 (Convertible)                     1,978,945        1,657,350    1.0

             Industrial            482,475    O.Y.L. Industries BHD                       2,684,830        3,341,718    2.1

             Infrastructure        444,344    United Engineers (Malaysia) Ltd.            3,056,177        3,590,551    2.2

             Insurance             576,000    MNI Holdings                                3,132,208        2,590,876    1.6

             Leisure             1,675,000    Berjaya Sports TOTO BHD                     3,012,325        7,800,931    4.9

             Publishing            807,000    Star Publications (Malaysia) BHD            2,992,748        3,212,324    2.0

             Real Estate           194,000    IOI Properties BHD                            637,390          447,894    0.3
                                   561,000    Malaysian Resources Corp. BHD               2,261,208        1,607,834    1.0
                                                                                       ------------     ------------  ------
                                                                                          2,898,598        2,055,728    1.3

             Telecommuni-           31,680    Telekom Malaysia BHD                          214,755          234,555    0.1
             cations        US$  1,850,000    Telekom Malaysia BHD, 4% due
                                              10/03/2004                                  1,907,725        1,720,500    1.1
                                                                                       ------------     ------------  ------
                                                                                          2,122,480        1,955,055    1.2

             Utilities--           813,000    Tenaga Nasional BHD                         3,736,135        3,721,638    2.3
             Electric
                                              Total Long-Term Investments in
                                              Malaysia                                   44,922,158       50,127,332   31.1

Philippines  Banking               180,000  ++Equitable Banking Corp.                       782,002          683,112    0.4
                             US$ 6,000,000    MBI Finance Ltd., 7.79% due
                                              12/18/2001 (c)                              4,269,865        4,290,000    2.7
                                                                                       ------------     ------------  ------
                                                                                          5,051,867        4,973,112    3.1

             Beverages             763,224    San Miguel Corp. 'B'                        2,393,916        2,302,706    1.4

             Conglomerates         219,900  ++Benpres Holdings Corp. (GDR)** (d)          2,159,018        1,550,757    1.0

             Engineering &       4,317,600  ++DMCI Holdings Inc.                          2,795,089        2,621,693    1.7
             Construction

             International       4,898,850  ++International Container Terminal
             Trade                            Services, Inc.                              3,128,793        2,649,283    1.6

             Real Estate    US$  1,315,000    AC International Finance, 1.74% due
                                              12/08/2000 (c)                              1,235,844        1,127,612    0.7
                                 1,478,125    Ayala Land, Inc. 'B'                        1,256,677        1,178,012    0.7
                                                                                       ------------     ------------  ------
                                                                                          2,492,521        2,305,624    1.4

             Retail              7,486,346    SM Prime Holdings, Inc.                     1,229,712        2,130,838    1.3
                                 7,370,000  ++Uniwide Holdings, Inc.                      1,365,817        1,566,300    1.0
                                                                                       ------------     ------------  ------
                                                                                          2,595,529        3,697,138    2.3

             Utilities--           377,857    Manila Electric Co. (MERALCO) 'B'           2,022,512        2,122,307    1.3
             Electric
                                              Total Long-Term Investments in the
                                              Philippines                                22,639,245       22,222,620   13.8


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                              Shares Held/                                                                  Value    Percent of
COUNTRY      Industries        Face Amount             Long-Term Investments                Cost          (Note 1a)  Net Assets
Singapore    Airlines              234,000    Singapore Airlines Ltd. 'Foreign'        $  2,304,198     $  1,997,761    1.2%

             Banking               319,000    Development Bank of Singapore Ltd.          3,263,344        3,995,871    2.5
                                   429,400    United Overseas Bank Ltd.                   3,440,067        4,417,201    2.7
                                                                                       ------------     ------------  ------
                                                                                          6,703,411        8,413,072    5.2

             Beverages             121,000    Fraser & Neave Ltd.                         1,152,442          965,290    0.6

             Electronics           415,000    Elec & Eltek International
                                              Company Ltd.                                2,050,708        2,448,500    1.5

             Industrial            635,000    Clipsal Industries Ltd.                     1,767,649        2,476,500    1.5

             Publishing &          150,800    Singapore Press Holdings Ltd.               2,269,422        3,007,558    1.9
             Broadcasting

             Real Estate           308,000    City Developments Ltd.                      2,470,546        2,866,620    1.8
                                   782,000    DBS Land Ltd.                               2,246,172        2,736,179    1.7
                                                                                       ------------     ------------  ------
                                                                                          4,716,718        5,602,799    3.5

                                              Total Long-Term Investments in
                                              Singapore                                  20,964,548       24,911,480   15.4

Thailand     Banking         US$ 1,844,000    Bangkok Bank Public Company Ltd.,
                                              3.25% due 3/03/2004                         2,156,115        1,548,960    1.0
                                    64,620    Bangkok Bank Public Company Ltd.
                                              'Foreign'                                     637,125          570,940    0.4
                                                                                       ------------     ------------  ------
                                                                                          2,793,240        2,119,900    1.4

             Mutual Funds        2,245,000    Ruam Pattana Fund II 'Foreign'              1,569,255          703,253    0.4

             Oil--Related          187,200    PTT Exploration and Production
                                              Public Co. 'Foreign'                        1,508,700        2,586,217    1.6

                                              Total Long-Term Investments in
                                              Thailand                                    5,871,195        5,409,370    3.4

                                              Total Long-Term Investments               125,330,407      150,384,576   93.2


                                    Face
                                   Amount              Short-Term Securities

United       Commercial     US$    386,000    General Electric Capital Corp., 5.29%
States       Paper***                         due 8/11/1997                                 381,916          385,653    0.2
                                 8,075,000    General Motors Acceptance Corp., 5.62%
                                              due 6/02/1997                               8,072,479        8,072,479    5.0
                                                                                       ------------     ------------  ------
                                                                                          8,454,395        8,458,132    5.2

             US Government       3,000,000    Federal Home Loan Mortgage Corp.,
             & Agency                         5.37% due 6/09/1997                         2,995,973        2,995,973    1.9
             Obligations***

                                              Total Investments in Short-Term
                                              Securities                                 11,450,368       11,454,105    7.1

             Total Investments                                                         $136,780,775      161,838,681  100.3
                                                                                       ============
             Unrealized Depreciation on Forward Foreign Exchange Contracts****                                  (731)   0.0

             Liabilities in Excess of Other Assets                                                          (431,544)  (0.3)
                                                                                                        ------------  ------
             Net Assets                                                                                 $161,406,406  100.0%
                                                                                                        ============  ======

          (a)Security is regarded as an investment in China. A company is considered to be in an emerging market Asia-Pacific country when at least 50% of the company's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents assets or activities located in such countries.
          (b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (c)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
          (d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
           ++Non-income producing security.
            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time purchase by the Fund.
         ****Forward foreign exchange contracts sold as of May 31, 1997 were as follows:

                                                                   Unrealized
             Foreign                       Expiration             Depreciation
             Currency Sold                  Date                   (Note 1c)

             THB  25,444,848              August 1997             $    (731)

             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$963,820)                           $    (731)
                                                                  =========

             See Notes to Financial Statements.



PORTFOLIO INFORMATION


As of May 31, 1997

                                           Percent of
Ten Largest Equity Holdings                Net Assets

Berjaya Sports TOTO BHD                        4.9%
Guangdong Investments, Ltd.                    3.5
China Resources Enterprise Ltd.                3.2
United Overseas Bank Ltd.                      2.7
I.J.M. Corp. BHD                               2.5
Housing Development Finance Corporation Ltd.   2.5
Shanghai Industrial Holdings Ltd.              2.5
Development Bank of Singapore Ltd.             2.5
Tenaga Nasional BHD                            2.3
Public Bank BHD 'Foreign'                      2.3



STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$136,780,775) (Note 1a)                         $161,838,681
                    Cash                                                                                             915
                    Receivables:
                      Securities sold                                                      $    188,074
                      Interest                                                                  120,474
                      Dividends                                                                  88,160
                      Capital shares sold                                                        47,822          444,530
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      23,251
                    Prepaid registration fees and other assets (Note 1f)                                          24,573
                                                                                                            ------------
                    Total assets                                                                             162,331,950
                                                                                                            ------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts
                    (Note 1c)                                                                                        731
                    Payables:
                      Capital shares redeemed                                                   631,417
                      Investment adviser (Note 2)                                               130,915
                      Distributor (Note 2)                                                        2,437          764,769
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       160,044
                                                                                                            ------------
                    Total liabilities                                                                            925,544
                                                                                                            ------------

Net Assets:         Net assets                                                                              $161,406,406
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $  1,043,711
                    Class B Common Stock, $0.10 par value, 150,000,000 shares
                    authorized                                                                                    17,089
                    Class C Common Stock, $0.10 par value, 50,000,000 shares
                    authorized                                                                                     2,472
                    Class D Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                     5,062
                    Paid-in capital in excess of par                                                         136,740,265
                    Accumulated investment loss--net                                                            (747,596)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions --net (Note 6)                                                        (712,139)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         25,057,542
                                                                                                            ------------
                    Net assets                                                                              $161,406,406
                                                                                                            ============

Net Asset           Class A--Based on net assets of $157,706,101 and 10,437,105
Value:                       shares outstanding                                                             $      15.11
                                                                                                            ============
                    Class B--Based on net assets of $2,565,657 and 170,889
                             shares outstanding                                                             $      15.01
                                                                                                            ============
                    Class C--Based on net assets of $370,799 and 24,720
                             shares outstanding                                                             $      15.00
                                                                                                            ============
                    Class D--Based on net assets of $763,849 and 50,625
                             shares outstanding                                                             $      15.09
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended May 31, 1997
Investment Income   Dividends (net of $44,490 foreign withholding tax)                                      $    455,683
(Notes 1d & 1e):    Interest and discount earned                                                                 314,495
                                                                                                            ------------
                    Total income                                                                                 770,178
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                            924,716
                    Custodian fees                                                                               199,531
                    Transfer agent fees--Class A (Note 2)                                                        130,407
                    Printing and shareholder reports                                                              72,582
                    Registration fees (Note 1f)                                                                   32,867
                    Professional fees                                                                             30,581
                    Accounting services (Note 2)                                                                  29,970
                    Account maintenance and distribution fees--Class B (Note 2)                                   18,179
                    Directors' fees and expenses                                                                  17,495
                    Amortization of organization expenses (Note 1f)                                                4,942
                    Account maintenance and distribution fees--Class C (Note 2)                                    3,786
                    Transfer agent fees--Class B (Note 2)                                                          3,475
                    Pricing fees                                                                                   3,427
                    Transfer agent fees--Class C (Note 2)                                                            836
                    Account maintenance fees--Class D (Note 2)                                                       809
                    Transfer agent fees--Class D (Note 2)                                                            477
                    Other                                                                                          8,561
                                                                                                            ------------
                    Total expenses                                                                             1,482,641
                                                                                                            ------------
                    Investment loss--net                                                                        (712,463)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                     $    484,902
Gain (Loss) on        Foreign currency transactions--net                                        (82,035)          402,867
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation on:
Transactions--Net     Investments--net                                                       (4,413,808)
(Notes 1b, 1c,        Foreign currency transactions--net                                         (6,971)      (4,420,779)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                     (4,017,912)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (4,730,375)
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six       For the
                                                                                            Months Ended     Year Ended
                                                                                               May 31,       November 30,
                    Increase (Decrease) in Net Assets:                                          1997            1996
Operations:         Investment income (loss)--net                                          $   (712,463)    $    625,383
                    Realized gain on investments and foreign currency transactions
                    --net                                                                       402,867       12,974,980
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (4,420,779)      32,164,571
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from operations                     (4,730,375)      45,764,934
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (562,202)        (248,019)
(Note 1g):            Class D                                                                      (938)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                               (563,140)        (248,019)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share transactions      (32,403,895)    (141,243,207)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (37,697,410)     (95,726,292)
                    Beginning of period                                                     199,103,816      294,830,108
                                                                                           ------------     ------------
                    End of period*                                                         $161,406,406     $199,103,816
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--net              $  (747,596)     $    528,007
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                Class A


                                                                               For the                           For the
                    The following per share data and ratios have                 Six                             Period
                    been derived from information provided in the               Months                           March 4,
                    financial statements.                                       Ended         For the Year      1994++ to
                                                                               May 31,      Ended November 30,   Nov. 30,
                    Increase (Decrease) in Net Asset Value:                   1997++++      1996        1995       1994
Per Share           Net asset value, beginning of period                      $  15.59   $  13.40    $  14.47   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.06)       .05         .03        .12
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        (.37)      2.15        (.96)       .19
                                                                              --------   --------    --------   --------
                    Total from investment operations                              (.43)      2.20        (.93)       .31
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.05)      (.01)       (.12)        --
                      Realized gain on investments--net                             --         --        (.02)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.05)      (.01)       (.14)        --
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of Common
                    Stock                                                           --         --          --+++++  (.02)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.11   $  15.59    $  13.40   $  14.47
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          (2.79%)+++ 16.43%      (6.23%)     2.05%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.58%*     1.36%       1.32%      1.32%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                (.74%)*     .23%        .24%      1.12%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $157,706   $193,545    $294,830   $318,414
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          17.45%     44.09%      18.84%      9.10%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0114   $  .0086          --         --
                                                                              ========   ========    ========   ========


                                                                 Class B               Class C             Class D

                    The following per share data and        For the    For the    For the   For the   For the    For the
                    ratios have been derived from             Six       Period      Six      Period     Six      Period
                    information provided in the              Months    June 10,    Months   June 10,   Months    June 10,
                    financial statements.                    Ended    1996++ to    Ended   1996++ to   Ended     1996++ to
                                                             May 31,    Nov. 30,   May 31,  Nov. 30,  May 31,    Nov. 30,
                    Increase (Decrease) in Net Asset Value: 1997++++     1996     1997++++    1996    1997++++     1996
Per Share           Net asset value, beginning of period   $  15.53   $  15.53   $  15.52  $  15.53  $  15.58   $  15.53
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment loss--net                       (.14)      (.05)      (.15)     (.05)     (.07)      (.01)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                          (.38)       .05       (.37)      .04      (.39)       .06
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations           (.52)        --       (.52)     (.01)     (.46)       .05
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                  --         --         --        --      (.03)        --
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  15.01   $  15.53   $  15.00  $  15.52  $  15.09   $  15.58
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share       (3.35%)+++   .00%+++  (3.35%)+++ (.06%)+++(2.95%)+++   .32%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.61%*     2.67%*     2.64%*    2.68%*    1.84%*     1.88%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment loss--net                     (1.82%)*    (.99%)*   (1.87%)*   (.98%)*  (1.01%)*    (.34%)*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  2,565   $  3,719   $    371  $    887  $    764   $    953
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       17.45%     44.09%     17.45%    44.09%    17.45%     44.09%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid++++++     $  .0114   $  .0086   $  .0114  $  .0086  $  .0114   $  .0086
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount is less than $0.01 per share.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Emerging Tigers Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are in the opinion of management necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have already passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period beginning with the commencement of operations. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $2,592        $12,769
Class D                                $  471        $ 3,373

NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended May 31, 1997, MLPF&S received contingent deferred sales charges of $32,114 and $190 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $11,907 relating to transactions subject to front end sales charge waivers in Class A Shares.

In addition, MLPF&S received $9,599 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1997 were $31,578,866 and $77,584,473, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments             $   484,954    $25,054,170
Short-term investments                    (52)         3,736
Forward foreign exchange
contracts                                  --           (731)
Foreign currency transactions         (82,035)           367
                                  -----------    -----------
Total                             $   402,867    $25,057,542
                                  ===========    ===========

As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $25,057,906, of which $32,410,098 related to appreciated securities and $7,352,192 related to depreciated securities. At May 31, 1997, the aggregate cost of investments for Federal income tax purposes was $136,780,775.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $32,403,895 and $141,243,207 for the six months ended May 31, 1997 and the year ended November 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                           178,383  $   2,834,401
Shares issued to shareholders
in reinvestment of dividends           23,243        357,947
                                -------------  -------------
Total issued                          201,626      3,192,348
Shares redeemed                    (2,175,335)   (33,950,359)
                                -------------  -------------
Net decrease                       (1,973,709) $ (30,758,011)
                                =============  =============


Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           376,008  $   5,726,244
Shares redeemed                    (9,972,249)  (152,370,175)
                                -------------  -------------
Net decrease                       (9,596,241) $(146,643,931)
                                =============  =============


Class B Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                           118,042  $   1,887,038
Automatic conversion of shares         (1,182)       (19,410)
Shares redeemed                      (185,492)    (2,877,004)
                                -------------  -------------
Net decrease                          (68,632) $  (1,009,376)
                                =============  =============


Class B Shares for the
Period June 10, 1996++ to                           Dollar
November 30, 1996                     Shares        Amount

Shares sold                           294,088  $   4,450,564
Automatic conversion of shares         (1,966)       (29,132)
Shares redeemed                       (52,601)      (796,992)
                                -------------  -------------
Net increase                          239,521  $   3,624,440
                                =============  =============

[FN]
++Commencement of Operations.


Class C Shares for the
Six Months Ended                                    Dollar
May 31, 1997                          Shares        Amount

Shares sold                            53,943  $     877,792
Shares redeemed                       (86,392)    (1,366,701)
                                -------------  -------------
Net decrease                          (32,449) $    (488,909)
                                =============  =============


Class C Shares for the
Period June 10, 1996++ to                           Dollar
November 30, 1996                     Shares        Amount

Shares sold                            61,472  $     937,156
Shares redeemed                        (4,303)       (64,508)
                                -------------  -------------
Net increase                           57,169  $     872,648
                                =============  =============

[FN]
++Commencement of Operations.


Class D Shares for the
Six Months Ended                                    Dollar
May 31, 1997                          Shares        Amount

Shares sold                            35,441  $     558,652
Shares issued to shareholders
in reinvestment of dividends               48            740
Automatic conversion of shares          1,179         19,410
                                -------------  -------------
Total issued                           36,668        578,802
Shares redeemed                       (47,183)      (726,401)
                                -------------  -------------
Net decrease                          (10,515) $    (147,599)
                                =============  =============


Class D Shares for the
Period June 10, 1996++ to                           Dollar
November 30, 1996                     Shares        Amount

Shares sold                           119,709  $   1,774,038
Automatic conversion of shares          1,964         29,132
                                -------------  -------------
Total issued                          121,673      1,803,170
Shares redeemed                       (60,533)      (899,534)
                                -------------  -------------
Net increase                           61,140  $     903,636
                                =============  =============

[FN]
++Commencement of Operations.


5. Commitments:
At May 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to sell various foreign currency with an approximate value of $188,137.

6. Capital Loss Carryforward:
At November 30, 1996, the Fund had a net capital loss carryforward of approximately $1,115,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended May 31, 1997


 Additions

 Arab-Malaysian Merchant Bank BHD
  (Convertible Preferred)
 Beijing Enterprises Holdings Limited
 China Merchants Hai Hong Holdings
 Equitable Banking Corp.
 P.T. Astra International
 P.T. Great River International
*Pacific Ports Co.
 Telekom Malaysia BHD
 Videsh Sanchar Nigam Ltd. (GDR)
*Zhejiang Expressway Co.


 Deletions

 Guangdong Tannery Ltd.
 Larsen & Toubro Ltd. (GDR)
*Pacific Ports Co.
 Thai Farmers Bank, Ltd. 'Foreign'
  (Warrants)
 Tingyi (Cayman Islands) Holding Co.
 Universal Robina Corp.
*Zhejiang Expressway Co.

[FN]
*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863